Exhibit 10.1

[CONFORMED AS EXECUTED]

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 18, 2006, among ARCH CAPITAL GROUP LTD. (the “Parent Borrower”), ARCH CAPITAL GROUP (U.S.) INC. (“Intermediate Holdings”), various designated subsidiary borrowers party to the Credit Agreement referred to below (“Designated Subsidiary Borrowers”), various lenders party to such Credit Agreement (“Lenders”), Bank of America, N.A., as syndication agent (in such capacity, the “Syndication Agent”), THE BANK OF NEW YORK, as collateral agent (in such capacity, the “Collateral Agent”) and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Parent Borrower, Intermediate Holdings, the Designated Subsidiary Borrowers, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of November 29, 2005 (as amended, restated, modified and/or supplemented from time to time to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, the Parent Borrower, Intermediate Holdings and the Designated Subsidiary Borrowers have requested certain amendments to the Credit Agreement as more fully described below; and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.              Amendments to Credit Agreement.

1.             Article I of the Credit Agreement is hereby amended by deleting the definition of “Advance Rates” appearing therein in its entirety and inserting the following new definition of “Advance Rates” in lieu thereof:

“‘Advance Rate’ means, for any category of Cash or obligation or investment specified below in the column entitled “Cash and Eligible Securities” (other than Cash, the “Eligible Securities”), the percentage set forth opposite such category of Cash or Eligible Securities below in the column entitled “Advance Rate” and, in each case, subject to the original term to maturity criteria set forth therein:

Cash and Eligible Securities:	Advance Rate:

Cash: U.S. Dollars.	100%

Time Deposits, CDs and Money Market Deposits: Time deposits, certificates of deposit and money market deposits of any commercial bank incorporated in the United States with a rating of at least (i) AA- from Standard & Poor’s Ratings Services (“S&P”) and (ii) Aa3 from Moody’s Investors Service, Inc. (“Moody’s”) and maturing within two years from the date of determination.	90%

U.S. Government Securities:

Securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof).

With maturities of (x) two years or less from the date of determination, 95%, (y) more than two years to ten years from the date of determination, 90% and (z) more than ten years from the date of determination, 85%

Investment Grade Municipal Bonds Level I: Municipal bonds rated at least (i) AAA from S&P and (ii) Aaa from Moody’s and maturing within ten years from the date of determination.	90%

Investment Grade Municipal Bonds Level II: Municipal bonds rated at least (i) BBB+ from S&P and (ii) Baa1 from Moody’s and maturing within ten years from the date of determination or at least (i) BBB+ from S&P or (ii) Baa1 from Moody’s if such bond is rated by either S&P or Moody’s, but not both.	85%

Investment Grade Nonconvertible Corporate Bonds Level I: Nonconvertible corporate bonds rated at least (i) AA- from S&P and (ii) Aa3 from Moody’s, and which are traded publicly.	With maturities of (x) two years or less from the date of determination, 90% and (y) more than two years to ten years from the date of determination, 85%

Investment Grade Nonconvertible Corporate Bonds Level II: Nonconvertible corporate bonds rated at least (i) BBB+ from S&P and (ii) Baa1 from Moody’s which are traded publicly, or rated at least Baa1 from Moody’s, or at least BBB+ from S&P, if such bond is rated by either S&P or Moody’s, but not both.	80%

Commercial Paper: Commercial paper issued by any entity organized in the United States rated at least (i) A-1 or the equivalent thereof by S&P and (ii) P-1 or the equivalent thereof by Moody’s and maturing not more than one year after the date of determination.	90%

Cash and Eligible Securities:	Advance Rate:

Agency Securities:

(i) Single-class mortgage participation certificates in book-entry form backed by single-family residential mortgage loans, the full and timely payment of interest at the applicable certificate rate and the ultimate collection of principal of which are guaranteed by the Federal Home Loan Mortgage Corporation (excluding REMIC or other multi-class pass-through certificates, collateralized mortgage obligations, pass-through certificates backed by adjustable rate mortgages, securities paying interest or principal only and similar derivative securities); (ii) single-class mortgage pass-through certificates in book-entry form backed by single-family residential mortgage loans, the full and timely payment of interest at the applicable certificate rate and ultimate collection of principal of which are guaranteed by the Federal National Mortgage Association (excluding REMIC or other multi-class pass-through certificates, pass-through certificates backed by adjustable rate mortgages, collateralized mortgage obligations, securities paying interest or principal only and similar derivative securities); and (iii) single-class fully modified pass-through certificates in book-entry form backed by single-family residential mortgage loans, the full and timely payment of principal and interest of which is guaranteed by the Government National Mortgage Association (excluding REMIC or other multi-class pass-through certificates, collateralized mortgage obligations, pass-through certificates backed by adjustable rate mortgages, securities paying interest or principal only and similar derivatives securities).

With maturities from the date of determination of (x) two years or less from the date of determination, 95%, (y) more than two years and less than ten years from the date of determination, 90% and (z) more than ten years from the date of determination, 85%

Asset-Backed Securities: Asset-backed securities rated at least (i) AAA by S&P and (ii) Aaa by Moody’s, provided that (x) such securities are backed by credit card receivables, automobile loans or utility charges (as in Rate Reduction Bonds) and have a remaining maturity of 10 years or less and (y) asset-backed securities will not constitute Eligible Securities if they are certificated securities that cannot be paid or delivered by book entry (and all asset-backed securities issued by an issuer incorporated in the United States of America must be capable of settlement through DTC).	80%

Supranational Securities

Securities issued or backed by the International Bank for Reconstruction & Development, European Bank for Reconstruction & Development, Inter American Development Bank, International Monetary Fund, European Investment Bank, Asian Development Bank, African Development Bank and Nordic Development Bank as long as the credit ratings are at or above AAA by S&P and Aaa by Moody’s.

With maturities of (x) two years or less from the date of determination, 95%, (y) more than two years to ten years from the date of determination, 90% and (z) more than ten years from the date of determination, 85%

G7 Government Securities

Securities issued or backed by the Federal Republic of Germany, Republic of France, Republic of Italy, United Kingdom, Austria, Spain, Belgium, Japan and the Netherlands. In addition, the credit ratings must be at or above AA- by S&P and Aa3 by Moody’s.

With maturities of (x) two years or less from the date of determination, 95%, (y) more than two years to ten years from the date of determination, 90% and (z) more than ten years from the date of determination, 85%

Cash and Eligible Securities:	Advance Rate:

Other Securities: All other cash, investments, obligations or securities	0%

Notwithstanding the foregoing, (A) the value of Eligible Securities at any time shall be determined based on the Borrowing Base Report (as defined in the Security Agreement) then most recently delivered by the Custodian to the Collateral Agent, (B) if any single corporate issuer (or any Affiliate thereof) represents more than 10% of the aggregate value of all Cash and Eligible Securities of the aggregate amount of all Borrowing Bases, the excess over 10% shall be excluded (with such exclusion being allocated in equal parts to each Borrowing Base at such time), (C) no more than 10% of all corporate bonds constituting Eligible Securities under Investment Grade Nonconvertible Corporate Bonds Level II shall at any time be rated lower than A from S&P or lower than A2 from Moody’s and (D) the weighted average rating of all corporate bonds constituting Eligible Securities under both Investment Grade Nonconvertible Corporate Bonds Level I and Investment Grade Nonconvertible Corporate Bonds Level II shall at all times be rated at least (x) AA from S&P and (y) Aa2 from Moody’s.”

2.             Article I of the Credit Agreement is hereby further amended by deleting the definition of “Guaranteed Obligations” appearing therein in its entirety and inserting the following new definition of “Guaranteed Obligations” in lieu thereof:

““Guaranteed Obligations” means (i) for purposes of Article XI, all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit issued for the account of any Designated Subsidiary Borrower other than ARL and Arch Europe (collectively, the “Guaranteed Parties” and each, a “Guaranteed Party”), together with all interest on such reimbursement obligations and Unpaid Drawings accruing before and after the filing of any insolvency proceeding and all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of any Guaranteed Party to any Lender, the Administrative Agent, the Fronting Lenders and the Issuing Agent now existing or hereafter incurred under, arising out of or in connection with, this Agreement and each other Credit Document pursuant to which any Guaranteed Party is a party and the due performance and compliance by any such Guaranteed Party with all the terms, conditions and agreements contained in this Agreement and each such other Credit Document and (ii) for purposes of Article XII, all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit issued for the account of Arch Europe, together with all interest on such reimbursement obligations and Unpaid Drawings accruing before and after the filing of any insolvency proceeding and all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of Arch Europe to any Lender, the Administrative Agent, the Fronting Lenders and the Issuing Agent now existing or hereafter incurred under, arising out of or in connection with, this Agreement and each other Credit Document pursuant to which Arch Europe is a party and the due performance and compliance by Arch Europe with all the terms, conditions and agreements contained in this Agreement and each such other Credit Document.”.

3.             Article I of the Credit Agreement is hereby further amended by inserting the following new definition therein in appropriate alphabetical order:

“Initial First Amendment Effective Date” has the meaning provided in the First Amendment to the Credit Agreement, dated as of April 18, 2006.

4.             Article I of the Credit Agreement is hereby further amended by inserting the following new definitions therein in appropriate alphabetical order:

“Arch Europe” means Arch Insurance Company (Europe) Limited, a private company limited by shares incorporated under the laws of England and Wales.

“Subsequent First Amendment Effective Date” has the meaning provided in the First Amendment to the Credit Agreement, dated as of April 18, 2006.

“Parent Borrower Guaranty” means the guaranty of the Parent Borrower provided in Article XII.

5.             Section 2.19(b) of the Credit Agreement is hereby amended by inserting the text “, the Parent Borrower” immediately following the text “the Guarantor” appearing in clause (i) of said Section.

6.             Section 5.02 of the Credit Agreement is hereby amended by inserting the following new clause (e) immediately following clause (d) of said Section:

“(e)         In addition to the conditions specified in paragraphs (a) through (d) inclusive of this Section 5.02, the initial issuance of a Letter of Credit for the account of Arch Europe is subject to the satisfaction of the following conditions:

(i)            the Initial First Amendment Effective Date and the Subsequent First Amendment Effective Date shall have occurred;

(ii)           the Administrative Agent shall have received resolutions of the Parent Borrower relating to the Parent Borrower Guaranty which shall be satisfactory to the Administrative Agent; and

(iii)          the Administrative Agent shall have received an opinion, addressed to the Administrative Agent and each of the Lenders from Conyers, Dill & Pearman, special Bermuda counsel to the Parent Borrower, which opinion shall cover matters relating to the Parent Borrower Guaranty set forth in Article XII and shall be in form and substance reasonably satisfactory to the Administrative Agent.”.

7.             Section 8.09 of the Credit Agreement is hereby amended by (i) changing the caption thereof to read “Guaranties”, (ii) inserting the text “(a)” immediately prior to the text “The Intermediate Holdings” appearing in said Section and (iii) inserting the following new clause (b) immediately following the text “; or” appearing in said Section:

“(b)  the Parent Borrower Guaranty shall terminate or cease, in whole or part, to be a legally valid and binding obligation of the Parent Borrower, if the Parent Borrower, or any Person acting for or on behalf of the Parent Borrower, shall contest such validity or binding nature of the Parent Borrower Guaranty, or any other Person shall assert any of the foregoing; or”.

8.             Section 10.02(b) of the Credit Agreement is hereby amended by (i) deleting the text “or (ix)” appearing in said Section and inserting the text “, (ix)” in lieu thereof and (ii) inserting the text “or (x) release the Parent Borrower from the Parent Borrower Guaranty without the consent of all Lenders” immediately prior to the semicolon appearing in said Section.

9.             The Credit Agreement is hereby further amended by inserting the following new Article XII immediately following Article XI of the Credit Agreement:

“ARTICLE XII

Parent Borrower Guaranty

Section 12.01. The Guaranty.  In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Parent Borrower from the proceeds of the Loans to be incurred by Arch Europe and the issuance of the Letters of Credit for the account of Arch Europe, the Parent Borrower hereby agrees with the Guaranteed Creditors as follows:  the Parent Borrower hereby unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations of Arch Europe to the Guaranteed Creditors. If any or all of the Guaranteed Obligations of Arch Europe to the Guaranteed Creditors becomes due and payable hereunder, the Parent Borrower unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, together with any and all expenses which may be incurred by the Guaranteed Creditors in collecting any of the Guaranteed Obligations. This Parent Borrower Guaranty is a guaranty of payment and not of collection. If a claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant, then and in such event the Parent Borrower agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Parent Borrower, notwithstanding any revocation of this Parent Borrower Guaranty or any other instrument evidencing any liability of Arch Europe, and the Parent Borrower shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

Section 12.02. Bankruptcy.  Additionally, the Parent Borrower unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations of Arch Europe hereunder to the Guaranteed Creditors whether or not due or payable by Arch Europe upon the occurrence of any of the events specified in Section 8.05 with respect to Arch Europe, and unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, in lawful money of the United States.

Section 12.03. Nature of Liability.  The liability of the Parent Borrower hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of Arch Europe whether executed by Parent Borrower, any other guarantor or by any other party, and the liability of the Parent Borrower hereunder is not affected or impaired by (a) any direction as to application of payment by Arch Europe or by any other party (other than a direction by the Guaranteed Creditor receiving such payment), or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of Arch Europe, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by Arch Europe, or (e) any action or inaction of the type described in Section 12.05. Notwithstanding anything to the contrary contained herein, any guaranty provided under this Agreement or any other Credit Document will continue to be effective or be reinstated, as the case may be, if at any time any payment of any Guaranteed Obligation is rescinded or must otherwise be returned by the Guaranteed Creditors upon the insolvency, bankruptcy or reorganization of Arch Europe or otherwise, all as though such payment had not been made.

Section 12.04. Independent Obligation.  The obligations of the Parent Borrower under this Article XII are independent of the obligations of any other guarantor, any other party or Arch Europe, and a separate action or actions may be brought and prosecuted against the Parent Borrower whether or not action is brought against any other guarantor, any other party or Arch Europe and whether or not any other guarantor, any other party or any Guaranteed Party be joined in any such action or actions. The Parent Borrower waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability under this Article XII or the enforcement thereof. Any payment by Arch Europe or other circumstance which operates to toll any statute of limitations as to Arch Europe shall operate to toll the statute of limitations as to the Parent Borrower.

Section 12.05. Authorization.  The obligations of the Parent Borrower under this Article XII shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by any action taken by any Guaranteed Creditor to:

(a)           change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

(b)           take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

(c)           exercise or refrain from exercising any rights against Arch Europe or others or otherwise act or refrain from acting;

(d)           release or substitute any one or more endorsers, guarantors, Arch Europe or other obligors;

(e)           settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Arch Europe to its creditors other than the Guaranteed Creditors;

(f)            apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of Arch Europe to the Guaranteed Creditors regardless of what liability or liabilities of Arch Europe remain unpaid;

(g)           consent to or waive any breach of, or any act, omission or default under, this Agreement or any other Credit Document or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Agreement, any other Credit Document or any of such other instruments or agreements; and/or

(h)           take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of the Parent Borrower from its liabilities under this Parent Borrower Guaranty.

Section 12.06. Reliance.  It is not necessary for the Guaranteed Creditors to inquire into the capacity or powers of Arch Europe or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

Section 12.07. Subordination.  Any indebtedness of Arch Europe now or hereafter owing to the Parent Borrower is hereby subordinated to Guaranteed Obligations of Arch Europe owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, Arch Europe shall not make, or be permitted to make, any payment to the Parent Borrower in respect of such indebtedness owed to the Parent Borrower, but without affecting or impairing in any manner the liability of the Parent Borrower under the other provisions of this Parent Borrower Guaranty. Prior to the transfer by the Parent Borrower of any note or negotiable instrument evidencing any of the indebtedness of Arch Europe to the Parent Borrower, the Parent Borrower shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, the Parent Borrower hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Parent Borrower Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

Section 12.08. Waiver.         (a)  The Parent Borrower waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against Arch Europe, any other guarantor or any other party, (ii) proceed against or exhaust any security held from Arch Europe, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor’s power whatsoever. The Parent Borrower waives any defense based on or arising out of any defense of Arch Europe, any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of Arch Europe, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Arch Europe other than payment in full of the Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against Arch Europe or any other party, or any security, without affecting or impairing in any way the liability of the Parent Borrower hereunder except to the extent the Guaranteed Obligations have been paid. The Parent Borrower waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Parent Borrower against Arch Europe or any other party or any security.

(b)           The Parent Borrower waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Parent Borrower Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. The Parent Borrower assumes all responsibility for being and keeping itself informed of Arch Europe’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which the Parent Borrower assumes and incurs hereunder, and agrees that the Guaranteed Creditors shall have no duty to advise the Parent Borrower of information known to them regarding such circumstances or risks.

(c)           The Parent Borrower warrants and agrees that each of the waivers set forth above in this Article XII is made with full knowledge of its significance and consequences, and such waivers shall be effective to the maximum extent permitted by law.

Section 12.09. Payments.  All payments made by the Parent Borrower hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by Arch Europe under Section 2.16 of the Credit Agreement.”.

10.           Schedule 1.01 to the Credit Agreement is hereby amended by deleting said Schedule in its entirety and inserting in lieu thereof a new Schedule 1.01 in the form of Schedule 1.01 attached hereto.

II.            Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Amendment, the Parent Borrower, Intermediate Holdings and the Designated Subsidiary Borrowers each hereby represents and warrants that:

(a)           no Default or Event of Default exists as of the Initial First Amendment Effective Date, immediately after giving effect thereto;

(b)           no Default or Event of Default exists as of the Subsequent First Amendment Effective Date, immediately after giving effect thereto;

(c)           all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Initial First Amendment Effective Date immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Initial First Amendment Effective Date immediately after giving effect thereto (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date); and

(d)           all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Subsequent First Amendment Effective Date immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Subsequent First Amendment Effective Date immediately after giving effect thereto (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.             This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.             This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Parent Borrower, the Administrative Agent and the Collateral Agent.

4.             THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF).

5.             (a)           Section 1 and Section 3 of Article I of this Amendment shall become effective on the date (the “Initial First Amendment Effective Date”) when each of the Parent Borrower, Intermediate Holdings, the Designated Subsidiary Borrowers, the Required Lenders, the Administrative Agent, the Syndication Agent, the Collateral Agent, the Custodian and any additional Lender required to constitute the Majority Tranche 1 Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention:  May Yip (facsimile number: 212-354-8113 / e-mail address: myip@whitecase.com).

(b)           Section 2 and Sections 4 through 10, inclusive, of Article I of this Amendment shall become effective on the date (the “Subsequent First Amendment Effective Date”) when each of the following conditions have been satisfied:

(i)            each of the Parent Borrower, Intermediate Holdings, the Designated Subsidiary Borrowers, the Administrative Agent, the Syndication Agent, the Collateral Agent, the Custodian and each Lender shall have signed a counterpart hereof (whether the same or different counter parts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention:  May Yip (facsimile number: 212-354-8113 / e-mail address: myip@whitecase.com); and

(ii)           Arch Europe shall be designated as an additional Designated Subsidiary Borrower in accordance with Section 2.20 of the Credit Agreement and all terms and conditions required pursuant to said Section shall have been satisfied on or prior to the Subsequent First Amendment Effective Date.

6.             From and after the Initial First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the Initial First Amendment Effective Date. From and after the Subsequent First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the Subsequent First Amendment Effective Date.

*          *          *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

ARCH CAPITAL GROUP LTD.

By:	/s/ John Vollaro
Title: Executive Vice President &
Chief Finance Officer

ARCH CAPITAL GROUP (U.S.) INC.

By:	/s/ Ramin Taraz
Title: Controller

ARCH REINSURANCE LTD.

By:	/s/ Nicolas Papadopoulo
Title: President & Chief Executive Officer

ARCH REINSURANCE COMPANY

By:	/s/ Barry E. Golub
Title: Treasurer & Controller

ARCH INSURANCE COMPANY

By:	/s/ Ramin Taraz
Title: Controller

WESTERN DIVERSIFIED CASUALTY INSURANCE COMPANY

By:	/s/ Ramin Taraz
Title: Controller

ARCH SPECIALTY INSURANCE COMPANY

By:	/s/ Ramin Taraz
Title: Controller

ARCH EXCESS & SURPLUS INSURANCE COMPANY

By:	/s/ Ramin Taraz
Title: Controller

ARCH INSURANCE COMPANY (EUROPE) LIMITED

By:	/s/ Paul Robotham
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,
Individually, and as Administrative Agent

By:	/s/ Heather Lindstrom
Title: Vice President

THE BANK OF NEW YORK,
Individually, as Custodian and as Collateral Agent

By:	/s/ Lizanne T. Eberle
Title: Vice President

THE BANK OF AMERICA, N.A.,
Individually and as Syndication Agent

By:	/s/ Tim Cassidy
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF APRIL 18, 2006, AMONG ARCH CAPITAL GROUP LTD., ARCH CAPITAL GROUP (U.S.) INC., THE VARIOUS DESIGNATED SUBSIDIARY BORROWERS PARTY TO THE CREDIT AGREEMENT, THE VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

BARCLAYS BANK PLC

By:	/s/ D. L. Potter
Title: Authorized Signatory

CALYON NEW YORK BRANCH

By:	/s/ Sebastian Rocco
Title: Managing Director

By:	/s/ Charles Kornberger
Title: Managing Director

CHANG HWA COMMERCIAL BANK, LTD.,
NEW YORK BRANCH

By:	/s/ Jim C. Y. Chen
Title: Vice President & General Manager

CITIBANK, N.A.

By:	/s/ Michael A. Taylor
Title: Managing Director

HSBC BANK USA, N.A.

By:	/s/ Kenneth J. Johnson
Title: Senior Vice President

ING BANK N.V., LONDON BRANCH

By:	/s/ M. Sharman
Title: Managing Director

By:	/s/ P. Galpin
Title: Director

LLOYDS TSB BANK PLC

By:	/s/ James M. Rudd
Title: Vice President

By:	/s/ Candi Obrentz
Title: Assistant Vice President

ROYAL BANK OF SCOTLAND PLC

By:	/s/ George Urban
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Ziad W. Amra
Title: Assistant Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Grainne M. Pergolini
Title: Vice President